Exhibit 10.20

EXECUTION COPY

FIRST AMENDMENT TO INTERCOMPANY TERM LOAN AGREEMENT

This First Amendment to Intercompany Term Loan Agreement (this “Amendment”) is dated as of October 10, 2008 and entered into by and among APP Pharmaceuticals, Inc., a Delaware corporation and successor by merger to Fresenius Kabi Pharmaceuticals, LLC (the “Borrower”), Fresenius US Finance I, Inc., a Delaware corporation (the “Lender”) , the guarantors listed on the signature pages hereto (the “Guarantors”) and Deutsche Bank AG, London Branch, in its capacity as the Intercompany Primary Collateral Agent and is made with reference to that certain Intercompany Term Loan Agreement dated as of September 10, 2008 (the “Intercompany Term Loan Agreement”), by and among the Borrower, the Lender, the Intercompany Primary Collateral Agent and the guarantors party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Intercompany Term Loan Agreement.

RECITALS

WHEREAS, on October 6, 2008, the Lender entered into the First Amendment to Credit Agreement (the “First Amendment to Credit Agreement”) with Fresenius SE, other subsidiaries of Fresenius SE party thereto, Deutsche Bank AG, London Branch, as administrative agent, and other lenders party thereto, to borrow a $210,500,000 Additional Tranche B1 Term Loan and a €200,000,000 Additional Tranche B1 Euro Term Loan;

WHEREAS, upon the borrowing of the Additional Tranche B1 Term Loan and the Additional Tranche B1 Euro Term Loan pursuant to the First Amendment to Credit Agreement, the Lender desires to on-lend, and the Borrower desires to borrow, the proceeds of the Additional Tranche B1 Term Loan and the Additional Tranche B1 Euro Term Loan on the terms and conditions set forth in the Intercompany Term Loan Agreement;

WHEREAS, the parties hereto desire to amend the Intercompany Term Loan Agreement to (i) provide for the establishment of Intercompany Additional Term Loan B (as defined below) and (ii) make certain other amendments as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE INTERCOMPANY TERM LOAN AGREEMENT

1.1	Amendments to Article I: Definitions

A. Section 1.01 of the Intercompany Term Loan Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

“Additional Borrowing Date” means the date which is the Additional Tranche B1 Term Loan Borrowing Date under the Credit Agreement as amended.

“Closing Date” means September 10, 2008.

“First Amendment” means the First Amendment to Intercompany Term Loan Agreement dated as of October 6, 2008 by and among the Borrower, the Lender, the Intercompany Primary Collateral Agent and the guarantors listed on the signature pages thereto.

“Intercompany Additional Term Loan B” has the meaning set forth in Section 2.01 of this Agreement.

“Intercompany Additional Euro Term Loan B” has the meaning set forth in Section 2.01 of this Agreement.

“Intercompany Initial Term Loan B” has the meaning set forth in Section 2.01 of this Agreement.

1.2	Amendments to Article II: The Loans

A. Intercompany Term Loans. Section 2.01 of the Intercompany Term Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefore:

“On the Closing Date, the Lender agrees on the terms and conditions hereinafter set forth to make to the Borrower (i) a term loan in a single advance in Dollars, in an aggregate principal amount equal to $500,000,000 (the “Intercompany Term Loan A”) and (ii) a term loan in a single advance in Dollars, in an aggregate principal amount equal to $502,500,000 (the “Intercompany Initial Term Loan B”). On the Additional Borrowing Date, the Lender agrees on the terms and conditions hereinafter set forth to make to the Borrower an additional term loan in a single advance in Dollars, in an aggregate principal amount equal to $210,500,000 (the “Intercompany Additional Term Loan B”), and an additional term loan in a single advance in Euros, in an aggregate principal amount equal to €200,000,000 (the “Intercompany Additional Euro Term Loan B” and, collectively with the Intercompany Initial Term Loan B and the Intercompany Additional Term Loan B, the “Intercompany Term Loan B”). Amounts repaid on the Intercompany Term Loan A and Intercompany Term Loan B may not be reborrowed. The Intercompany Term Loan A and Intercompany Term Loan B shall be made by one or more borrowings, which shall correspond to the Tranche A1 Term Loan Borrowings, and Tranche B1 Term Loan Borrowings, respectively, from time to time made pursuant to the Credit Agreement (and as defined therein) or, if the Credit Agreement is no longer in effect and no Tranche A1 Term Loan Borrowings or Tranche B1 Term Loan Borrowings are outstanding thereunder, such borrowings (with such Interest Periods) as the Borrower may from time to time request from the Lender.”

B. Repayments for Intercompany Term Loan B. Section 2.02(b) of Intercompany Term Loan Agreement is hereby amended by (i) inserting, immediately after the phrase “original principal amounts of the Intercompany Term Loan B” the phrase “(as increased by the original principal amounts of the Intercompany Additional Term Loan B and Intercompany Additional Euro Term Loan B)”; (ii) deleting the text “Section 2.02(c)” appearing therein and inserting the text “Sections 2.02(c) and 2.02(d)” in lieu thereof, and (iii) adding the following new proviso immediately after the phrase “pursuant to Sections 2.02(c) and 2.02(d)”:

“; provided that, with respect to the Intercompany Term Loan B, the relevant percentage specified below (in each case based on, and paid, in the respective currency in which such Intercompany Term Loans are denominated, and without using Dollar Equivalents in such calculations) shall be payable (x) with respect to all Intercompany Term Loan B other than the Intercompany Additional Euro Term Loan B (based on the original principal amount of the Intercompany Initial Term Loan B plus the original principal amount of the Intercompany Additional Term Loan B) and (y) with respect to the Intercompany Additional Euro Term Loan B (based on the original principal amount of the Intercompany Additional Euro Term Loan B).”

1.3	Amendments to Article III: Representations and Warranties

A. Use of Proceeds. Section 3.01(e) of the Intercompany Term Loan Agreement is hereby amended by inserting the following immediately after the end of the first sentence thereof:

“and in the case of the Intercompany Additional Term Loan B and Intercompany Additional Euro Term Loan B made pursuant to the First Amendment, as set forth in Section 7.11(e) of the Credit Agreement.”

Section 2. ACKNOWLEDGEMENT AND CONSENT

Each Guarantor hereby acknowledges and agrees that the guaranty it provided in Article IV of the Intercompany Term Loan Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall extend to the new extensions of credit made by the Lender pursuant to the Intercompany Term Loan Agreement as amended by this amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Intercompany Term Loan Agreement or any other Intercompany Primary Credit Document to consent to the amendments to the Intercompany Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Intercompany Term Loan Agreement, this Amendment or any other Intercompany Primary Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Intercompany Term Loan Agreement.

Section 3. MISCELLANEOUS

A. Reference to and Effect on the Intercompany Term Loan Agreement, the other Intercompany Primary Credit Documents and the Credit Documents.

(i) On and after the date hereof, each reference in the Intercompany Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Intercompany Term Loan Agreement, and each reference in the other Intercompany Primary Credit Documents or Credit Documents to the “Intercompany Term Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Intercompany Term Loan Agreement shall mean and be a reference to the Intercompany Term Loan Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Intercompany Term Loan Agreement and the other Intercompany Primary Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Intercompany Term Loan Agreement or any of the other Intercompany Primary Credit Documents.

B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 7.04 of the Intercompany Term Loan Agreement incurred by the Lender and the Intercompany Primary Collateral Agent (including attorney’s fees) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower, the Lender, each of the Guarantors and the Intercompany Primary Collateral Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

APP PHARMACEUTICALS, INC.

By:	/s/ Thomas H. Silberg
Name: Thomas H. Silberg
Title: President and CEO

Address:

1501 East Woodfield Road, Suite 300E

Schaumburg, IL 60173

Attention: Thomas H. Silberg

LENDER:

FRESENIUS US FINANCE I, INC.

By:	/s/ Thomas H. Silberg
Name: Thomas H. Silberg
Title: President

Address:

1501 East Woodfield Road, Suite 300E

Schaumburg, IL 60173

Attention: Thomas H. Silberg

GUARANTORS:

FRESENIUS KABI AG

By:	/s/ Rainer Baule
Name: Rainer Baule
Title: Chairman of the Management Board

By:	/s/ Gerrit Steen
Name: Gerrit Steen
Title: Member of the Management Board

Address:

Else - Kröner - Strasse 1

D-61352 Bad Homburg

Germany

Attention: Dr. Karl-Dieter Schwab

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

By:	/s/ Richard E. Maroun
Name: Richard E. Maroun
Title: Secretary

Address:

1501 E. Woodfield Road,

Suite 300E

Schaumburg, IL 60173

Attention: Richard E. Maroun

APP PHARMACEUTICALS, LLC

By:	/s/ Richard E. Maroun
Name: Richard E. Maroun
Title: Secretary

Address:
1501 E. Woodfield Road
Suite 300E
Schaumburg, IL 60173

Attention: Richard E. Maroun

INTERCOMPANY PRIMARY COLLATERAL AGENT:

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Signature Illegible
Name:
Title: Director

By:	/s/ Signature Illegible
Name:
Title: Director

Address:

Attention: